UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934
Date of Report (Date of Earliest Event Reported) February 3, 2011

	Registrant, State of Incorporation, Address of	I.R.S. Employer
Commission File	Principal Executive Offices and Telephone	Identification
Number	Number	Number

1-08788	NV ENERGY, INC.	88-0198358
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 367-5000
None.

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03 Amendments to Articles of Incorporation; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-3.1
EX-10.1
EX-10.2
EX-10.3

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Compensatory Arrangements of Certain Officers.
     At meetings held on February 3, 2011 and February 4, 2011, the Board of Directors of the Company approved the Compensation Committee’s recommendation to adopt the 2011 Officer Compensation Program for the Company. Data from Frederic W. Cook & Co., Inc. was used to provide guidance in setting named executive officer compensation. The 2011 Officer Compensation Program consists of (1) an annual base salary, (2) target participation rates for cash awards under the NV Energy 2011 Short Term Incentive Plan (STIP) ranging from 55% to 100% of base salary depending upon level of named executive officer, and (3) value ranges for grants under the NV Energy Long Term Incentive (LTIP) plan. In reaching its decision to recommend adoption of the 2011 Officer Compensation Program, the Compensation Committee consulted with its independent consultant, Frederic W. Cook & Co., Inc.
2011 Named Executive Officer Cash Compensation
     The Board also accepted the Compensation Committee’s recommendation to approve the STIP structure for named executive officers of the Company. The STIP structure for officers seeks to reward officers for sustainable company performance and has a weighting of 75% for corporate performance against the STIP scorecard, with the other 25% of this award based upon an individual performance assessment. The STIP scorecard places a 35% weight on Assuring Investment Diligence (financial performance), 35% weight on Building Strong Customer Relations (customer service) and 30% weight on Acheiving Operational Excellence and Delivering Sustainable Energy (operational/industry Key Performance Indicators). The Committee will continue its practice of reviewing and approving final STIP payments to all officers. Performance against the Company’s STIP scorecard is measured by the end of the Fiscal year by the Company’s Finance organization and results are subjected to internal audit prior to being sent to the CEO and the Committee. The Committee approved the STIP measures and targets for the officer group.
     The Board approved the Committee’s recommended 2011 base salaries and 2011 STIP targets (expressed as a percentage of base salary) for the following named executive officers:

Name and Title	2011 Base Salary	2011 STIP % Target
Michael Yackira	$900,000	100%
Dilek L. Samil	$475,000	60%
Jeffrey Ceccarelli	$385,000	55%
Paul Kaleta	$460,000	60%
Roberto Denis	$385,000	55%
2011 Named Executive Officer Equity Compensation
     At meetings held on February 3, 2011 and February 4, 2011, the Board of Directors of the Company accepted the Compensation Committee’s recommendation to approve Long Term Incentive Plan (LTIP) equity grants to named executive officers with the following values:

Name and Title	2011 LTIP Grant Value(1)
Michael Yackira	$1,980,000
Dilek L. Samil	$665,000
Jeffrey Ceccarelli	$481,250
Paul Kaleta	$575,000
Roberto Denis	$481,250

(1)	The number of shares to be issued in connection with the 2011 LTIP Grant Values set forth in the table will be calculated using an average of the closing share price of the Company’s stock for the five business day period beginning February 18, 2011 and ending on February 25, 2011.

     Two thirds of the equity grants under the LTIP plan will be awarded as performance units against a Total Shareholder Return (TSR) measured against the S&P Electric Utility index. One third of the equity grant under the LTIP plan will be awarded as performance shares measured against a three year aggregate score of the STIP.
     The TSR-based performance units will vest, if at all, at the end of a three year period based on a comparison of the Company’s TSR to other companies on the S&P Electric Utility index. No shares will vest if the Company’s TSR is below the 35th percentile on this index, 50% of the grant will vest if the TSR is at the 35th percentile, 100% will vest if the TSR is at the 50th percentile and 150% will vest if the TSR is at or above the 75th percentile. Performance Units to be awarded will be proportionately adjusted to the extent performance values are between those detailed above.
     The Committee accepted the recommendation from management that based upon calculations performed by the Company’s finance department and F.W. Cook, there would be a payout equal to 91.6% of the 2008 Performance Units and Performance Shares under a grant awarded in February of that year. Measurement data from F. W. Cook indicates that the minimum performance threshold of the 35th percentile against the Dow Jones Utility Index had been met, and therefore, a payment would be made to participants in that grant.
Item 5.03 Amendments to Articles of Incorporation; Change in Fiscal Year
     On February 4, 2011, NV Energy, Inc.’s Board of Directors approved four amendments, effective immediately, to NV Energy, Inc.’s By-Laws. The first amendment, to Article IV of the By-laws, allows one or more record holders of shares of stock of the Company representing in the aggregate not less than twenty-five percent (25%) of the voting power of the issued and outstanding capital stock of the Company to call a special meeting of the stockholders, subject to compliance with certain requirements. The second amendment, to Article VI of the By-laws, provides that a majority of the votes cast will decide any question brought before a meeting of the stockholders, other than elections of directors and matters for which applicable law, the Articles or By-laws of the Company require a different vote. The third amendment, to Article XXXIII, eliminates a special voting provision applicable only to shareholder advisory proposals, with the result that such proposals are now subject to the lower voting requirements of Article VI. The fourth amendment, to Article XXXIV, lowers the vote required for the stockholders to amend the By-laws to a majority of the voting power of the outstanding capital stock of the Company. An amended and restated version of the By-laws, reflecting the foregoing amendments, is filed herewith as an exhibit.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits — The following exhibit is filed with this Form 8-K:
EX-3.1 — Amended and restated version of the Bylaws of NV Energy, Inc. as amended through February 4, 2011

EX 10.1 — Form of Performance Unit Agreement.

EX 10.2 — Form of Performance Share Agreement.

EX 10.3 — Form of Restricted Stock Unit Agreement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NV ENERGY, INC. (Registrant)
Date: February 9, 2011	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer